Exhibit 99.2

PartnerRe Ltd.
Financial Supplement
Financial Information
as at September 30, 2015
(unaudited)
The following financial supplement is provided to assist in your understanding of
PartnerRe Ltd.
This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.
Financial Supplement - September 30, 2015
Table of Contents

Page

Regulation G
Life Value in Force
Consolidated Financial Statements
Consolidated Statements of Operations	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive (Loss) Income	6
Segment Information
For the three months ended September 30, 2015 and 2014	7-8
For the nine months ended September 30, 2015 and 2014	9-10
Non-life segment	11-12
North America sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life and Health segment	21-22
Corporate and Other	23-24
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by reinsurance type for the Non-life sub-segment	27-28
Investments
Investment Portfolio	29
Distribution of Corporate Bonds	30
Distribution of Equities	31
Distribution of Mortgage/Asset-Backed Securities	32
Other Invested Assets including Private Markets and Derivative Exposures	33
Funds Held - Directly Managed Portfolio	34
Distribution of Corporate Bonds - Funds Held - Directly Managed Portfolio	35
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains	36-37
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) on Funds Held - Directly Managed Portfolio	38-39
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	40-41
Analysis of Policy Benefits for Life and Annuity Contracts	42-43
Reserve Development	44-45
Natural Catastrophe Probable Maximum Losses (PMLs) - Single Occurrence Estimated Net PML Exposure	46
Reconciliation of GAAP and non-GAAP measures	47-50
Diluted Book Value per Common Share - Treasury Stock Method	51
Diluted Book Value and Diluted Tangible Book Value per Common Share - Rollforward	52-54

PartnerRe Ltd.
Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.
The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.
Operating Earnings (Loss) available to PartnerRe Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee), net foreign exchange gains and losses, net of tax, loss on redemption of preferred shares, the interest in earnings (losses) of equity method investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee and where the Company does not control the investee’s activities), certain withholding taxes on intercompany dividends (included in other expenses) and the amalgamation termination fee and reimbursement of expenses paid to Axis Capital (included in other expenses), and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per PartnerRe common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.
Tangible Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding: The Company calculates Tangible Book Value using common shareholders’ equity attributable to PartnerRe less goodwill and intangible assets, net of tax. The Company calculates Diluted Tangible Book Value per Common Share using Tangible Book Value divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company uses these measures as the basis for its prime measure of long-term financial performance (annualized growth in Diluted Tangible Book Value per Common Share plus dividends). Management believes annualized growth in Diluted Tangible Book Value per Common Share plus dividends aligns the Company’s stated long-term objectives with the measure most investors use to evaluate total shareholder value creation given that it focuses on the tangible value of total shareholder returns, excluding the impact of goodwill and intangibles.
Book Value and Tangible Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value and Tangible Book Value excluding NURGL) and Diluted Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding (Diluted Book Value and Diluted Tangible Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL): The Company calculates Book Value and Tangible Book Value excluding NURGL using common shareholders’ equity attributable to PartnerRe and Tangible Book Value, respectively, less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value and Tangible Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL divided by the number of common shares and common share equivalents outstanding.
Total Capital: The Company calculates Total Capital as the sum of common shareholders’ equity attributable to PartnerRe, preferred shares, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.
All references to per share data, per common share data, common shares and common share equivalent data, and common shareholders’ equity data throughout this Financial Supplement relates to PartnerRe Ltd.’s (PartnerRe) common shareholders.

PartnerRe Ltd.
Life Value In Force
The Company calculates Value in Force (VIF) for its Life portfolio, which represents the value of the Life portfolio that is not recognized in the Consolidated Balance Sheets prepared under generally accepted accounting principles in the United States (U.S. GAAP). Accordingly, there is no corresponding measure that is prepared in accordance with U.S. GAAP. Management believes that this is useful information for investors, analysts, rating agencies and others. The Life VIF calculation includes the business written in the Company’s Life and Health segment, except for the PartnerRe Health business.
The Company’s Life VIF calculation uses market consistent techniques, but primarily differs from a full Market Consistent Embedded Value (MCEV) calculation, as defined in the European Insurance CFO Forum MCEV principles, due to: (i) different methodologies used; and ii) the Life VIF is only a component of MCEV and, specifically, the tangible assets backing the liabilities are not considered in the Company’s calculation.
The Company’s Life VIF, which is calculated on a going concern basis, is the sum of:

•
present value of future profits - which is defined as the net present value of shareholders’ projected after-tax cash flows from the in-force business on a best-estimate assumption basis. The discount rates used reflect currency-specific market yields on zero coupon government bonds at given durations and are applied to projected deterministic cash flows and to calculate risk-free investment returns. The best-estimate is defined as median biometric assumptions and does not include any provision for adverse deviation. The Company attributes no value to future new business or renewals of short-term business. Allocated inflated-adjusted expenses are projected on a best estimate basis;

•
cost of non-hedgeable risks - which is defined as the cost of holding capital for non-hedgeable financial and non-hedgeable non-financial risks, such as a mortality deviation from shocks or changes in trends. The non-hedgeable risk capital has been determined using an internal economic capital model calibrated to a 99.6% Value at Risk (VaR) corresponding to a 1 in 250 year event;

•	frictional costs - which is defined as the cost of double taxation or investment management charges on assets backing required capital;

•
time value of options and guarantees (TVOG) - which is defined as the difference between the market value and the intrinsic value of the option calculated using stochastic techniques. The TVOG is significant to the guaranteed minimum death benefit (GMDB) portfolio where the Company covers death claims on savings plans, where the sum reinsured is the difference between the invested premium amount and the current fund value; and

•	cost of non-economic excess encumbered capital - which is defined as the cost of any encumbered capital in excess of economic capital required by local regulations.
Actuarial non-economic assumptions, such as current and future mortality, are based on the most recent experience available, combined with internal and industry benchmarks, including trend expectation where appropriate.
The Life VIF is sensitive to changes in assumptions. In particular, the Life VIF is sensitive to changes in yield curves that are used for discounting, changes in equity market value assumptions and implied volatilities.
The Company performs a detailed Life VIF calculation on an annual basis and performs a roll-forward approach on an interim quarterly basis.

PartnerRe Ltd.
Consolidated Statements of Operations
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Revenues
Gross premiums written	$1,267,961	$1,432,012	$1,748,933	$1,236,676	$1,361,280
Net premiums written	$1,190,393	$1,322,304	$1,653,215	$1,220,035	$1,342,690
Decrease (increase) in unearned premiums	221,737	5,522	(418,493)	225,695	213,924
Net premiums earned	1,412,130	1,327,826	1,234,722	1,445,730	1,556,614
Net investment income	117,054	120,192	104,631	114,686	118,176
Net realized and unrealized investment (losses) gains	(133,017)	(255,734)	115,645	98,329	(34,420)
Other income	3,056	236	4,292	4,297	2,223
Total revenues	1,399,223	1,192,520	1,459,290	1,663,042	1,642,593
Expenses
Losses and loss expenses and life policy benefits	804,196	864,917	721,281	869,923	959,543
Acquisition costs	346,520	283,463	275,791	324,884	321,756
Other expenses (1) (2) (3)	415,818	129,766	124,750	122,539	108,615
Interest expense	12,249	12,248	12,245	12,244	12,241
Amortization of intangible assets	6,768	6,767	6,768	6,479	7,003
Net foreign exchange losses (gains)	22,413	6,391	(13,147)	(7,301)	(8,206)
Total expenses	1,607,964	1,303,552	1,127,688	1,328,768	1,400,952
(Loss) income before taxes and interest in (losses) earnings of equity method investments	(208,741)	(111,032)	331,602	334,274	241,641
Income tax expense (benefit)	17,170	(13,844)	79,665	53,143	45,617
Interest in (losses) earnings of equity method investments	(3,231)	8,633	(3,838)	(1,013)	5,294
Net (loss) income	(229,142)	(88,555)	248,099	280,118	201,318
Net loss (income) attributable to noncontrolling interests	5	(354)	(2,182)	(3,225)	(4,920)
Net (loss) income attributable to PartnerRe	(229,137)	(88,909)	245,917	276,893	196,398
Preferred dividends	14,184	14,184	14,184	14,184	14,184
Net (loss) income attributable to PartnerRe common shareholders	$(243,321)	$(103,093)	$231,733	$262,709	$182,214
Operating earnings attributable to PartnerRe common shareholders	$211,583	$112,494	$150,536	$218,340	$226,660
Comprehensive (loss) income attributable to PartnerRe	$(267,720)	$(81,913)	$242,760	$251,528	$198,578
Earnings and dividends per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$4.42	$2.35	$3.17	$4.48	$4.58
Net realized and unrealized investment (losses) gains, net of tax	(2.54)	(4.55)	2.11	1.69	(0.72)
Net foreign exchange losses, net of tax	(0.33)	(0.10)	(0.33)	(0.61)	(0.24)
Interest in (losses) earnings of equity method investments, net of tax	(0.05)	0.14	(0.07)	(0.04)	0.06
Withholding tax on inter-company dividends, net of tax (2)	—	—	—	(0.13)	—
Amalgamation termination fee and reimbursement of expenses (2)	(6.58)	—	—	—	—
Basic net (loss) income	$(5.08)	$(2.16)	$4.88	$5.39	$3.68
Weighted average number of common shares outstanding	47,866,040	47,773,371	47,525,344	48,707,096	49,514,980
Diluted operating earnings (1) (3)	$4.42	$2.35	$3.09	$4.37	$4.47
Net realized and unrealized investment (losses) gains, net of tax	(2.54)	(4.55)	2.06	1.64	(0.70)
Net foreign exchange losses, net of tax	(0.33)	(0.10)	(0.32)	(0.60)	(0.23)
Interest in (losses) earnings of equity method investments, net of tax	(0.05)	0.14	(0.07)	(0.03)	0.06
Withholding tax on inter-company dividends, net of tax (2)	—	—	—	(0.12)	—
Amalgamation termination fee and reimbursement of expenses (2)	(6.58)	—	—	—	—
Diluted net (loss) income	$(5.08)	$(2.16)	$4.76	$5.26	$3.60
Weighted average number of common shares and common share equivalents outstanding	47,866,040	47,773,371	48,710,228	49,958,224	50,681,325
Dividends declared per common share	$0.70	$0.70	$0.70	$0.67	$0.67
(1) Includes costs related to the Axis and Exor transactions and the restructuring of the Company’s business support operations and Global Non-life operations. See page 23 for the expense and per share data.

(2) Withholding taxes on certain inter-company dividends and the amalgamation termination fee and reimbursement of expenses are included in other expenses.
(3) Other expenses for the three months ended June 30, 2015 include $25 million, pretax, related to the negotiated earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc, or $0.53 per diluted share.

PartnerRe Ltd.
Consolidated Statements of Operations
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015	2014	2014	2013
Revenues
Gross premiums written	$4,448,907	$4,695,327	$5,932,003	$5,569,706
Net premiums written	$4,165,912	$4,499,849	$5,719,884	$5,396,526
Increase in unearned premiums	(191,235)	(336,384)	(110,689)	(198,316)
Net premiums earned	3,974,677	4,163,465	5,609,195	5,198,210
Net investment income	341,877	365,010	479,696	484,367
Net realized and unrealized investment (losses) gains	(273,107)	273,468	371,796	(160,735)
Other income	7,584	11,892	16,190	16,565
Total revenues	4,051,031	4,813,835	6,476,877	5,538,407
Expenses
Losses and loss expenses and life policy benefits	2,390,394	2,592,847	3,462,770	3,157,808
Acquisition costs	905,774	888,937	1,213,822	1,077,628
Other expenses (1) (2) (3)	670,334	327,149	449,688	500,466
Interest expense	36,742	36,719	48,963	48,929
Amortization of intangible assets	20,303	21,007	27,486	27,180
Net foreign exchange losses (gains)	15,657	(10,900)	(18,201)	18,203
Total expenses	4,039,204	3,855,759	5,184,528	4,830,214
Income before taxes and interest in earnings of equity method investments	11,827	958,076	1,292,349	708,193
Income tax expense	82,990	186,363	239,506	48,416
Interest in earnings of equity method investments	1,564	16,283	15,270	13,665
Net (loss) income	(69,599)	787,996	1,068,113	673,442
Net income attributable to noncontrolling interests	(2,531)	(9,914)	(13,139)	(9,434)
Net (loss) income attributable to PartnerRe	(72,130)	778,082	1,054,974	664,008
Preferred dividends	42,551	42,551	56,735	57,861
Loss on redemption of preferred shares	—	—	—	9,135
Net (loss) income attributable to PartnerRe common shareholders	$(114,681)	$735,531	$998,239	$597,012
Operating earnings attributable to PartnerRe common shareholders	$474,614	$537,078	$755,418	$721,733
Comprehensive (loss) income attributable to PartnerRe	$(106,874)	$781,602	$1,033,129	$641,173
Earnings and dividends per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$9.95	$10.64	$15.10	$13.03
Net realized and unrealized investment (losses) gains, net of tax	(5.00)	4.05	5.73	(2.30)
Net foreign exchange (losses) gains, net of tax	(0.77)	(0.32)	(0.92)	0.05
Loss on redemption of preferred shares	—	—	—	(0.16)
Interest in earnings of equity method investments, net of tax	0.02	0.21	0.17	0.16
Withholding tax on inter-company dividends, net of tax (2)	—	—	(0.12)	—
Amalgamation termination fee and reimbursement of expenses (2)	(6.60)	—	—	—
Basic net (loss) income	(2.40)	14.58	19.96	10.78
Weighted average number of common shares outstanding	47,722,833	50,461,749	50,019,480	55,378,980
Diluted operating earnings (1) (3)	9.95	10.42	14.76	12.79
Net realized and unrealized investment (losses) gains, net of tax	(5.00)	3.95	5.60	(2.25)
Net foreign exchange (losses) gains, net of tax	(0.77)	(0.31)	(0.90)	0.04
Loss on redemption of preferred shares	—	—	—	(0.16)
Interest in earnings of equity method investments, net of tax	0.02	0.20	0.17	0.16
Withholding tax on inter-company dividends, net of tax (2)	—	—	(0.12)	—
Amalgamation termination fee and reimbursement of expenses (2)	(6.60)	—	—	—
Diluted net (loss) income	$(2.40)	$14.26	$19.51	$10.58
Weighted average number of common shares and common share equivalents outstanding	47,722,833	51,566,134	51,174,225	56,448,105
Dividends declared per common share	$2.10	$2.01	$2.68	$2.56
(1) Includes costs related to the Axis and Exor transactions and the restructuring of the Company’s business support operations and Global Non-life operations. See page 24 for the expense and per share data.

(2) Withholding taxes on certain inter-company dividends and the amalgamation termination fee and reimbursement of expenses are included in other expenses.
(3) Other expenses for the nine months ended September 30, 2015 include $25 million, pretax, related to the negotiated earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc, or $0.53 per diluted share.

PartnerRe Ltd.
Condensed Consolidated Balance Sheets
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,		December 31,
	2015		2015		2015		2014		2014		2013
Assets
Total investments	$14,475,450		$14,715,834		$15,038,946		$15,299,764		$15,288,212		$15,148,883
Funds held - directly managed	595,677		594,870		592,609		608,853		650,374		785,768
Cash and cash equivalents	1,256,304		1,492,997		1,413,799		1,313,468		1,519,287		1,496,485
Accrued investment income	142,892		139,772		150,255		158,737		171,050		185,717
Reinsurance balances receivable	3,079,002		3,055,308		2,899,821		2,454,850		2,974,668		2,465,713
Reinsurance recoverable on paid and unpaid losses	329,834		342,074		290,018		246,158		317,071		308,892
Funds held by reinsured companies	671,572		688,358		659,058		765,905		808,686		843,081
Deferred acquisition costs	684,380		733,184		706,779		661,186		707,481		644,952
Goodwill	456,380		456,380		456,380		456,380		456,380		456,380
Intangible assets	139,301		146,069		152,836		159,604		166,083		187,090
Other assets	194,436		166,977		128,094		145,452		148,051		515,334
Total assets	$22,025,228		$22,531,823		$22,488,595		$22,270,357		$23,207,343		$23,038,295
Liabilities
Unpaid losses and loss expenses	$9,522,225		$9,549,398		$9,401,397		$9,745,806		$10,264,001		$10,646,318
Policy benefits for life and annuity contracts	2,123,028		2,087,369		1,996,519		2,050,107		2,113,463		1,974,133
Unearned premiums	1,934,360		2,207,674		2,159,446		1,750,607		2,048,550		1,723,767
Other reinsurance balances payable	288,402		234,175		188,941		182,395		237,175		202,549
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	558,875		550,075		666,475		616,042		656,909		904,380
Total liabilities	15,247,879		15,449,680		15,233,767		15,165,946		16,141,087		16,272,136
Total shareholders’ equity attributable to PartnerRe	6,775,137		7,079,926		7,197,145		7,048,910		7,013,980		6,709,532
Noncontrolling interests	2,212		2,217		57,683		55,501		52,276		56,627
Total shareholders’ equity	6,777,349		7,082,143		7,254,828		7,104,411		7,066,256		6,766,159
Total liabilities and shareholders’ equity	$22,025,228		$22,531,823		$22,488,595		$22,270,357		$23,207,343		$23,038,295
Diluted Book Value Per Common Share	$120.67		$127.24		$129.86		$126.21		$121.95		$109.26
Diluted Tangible Book Value Per Common Share	$109.46		$115.90		$118.40		$114.76		$110.75		$98.49
Number of Common Shares and Common Share Equivalents Outstanding	49,070,138		48,932,758		48,849,532		49,087,412		50,513,695		53,596,034
Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	9%	$750,000	9%	$750,000	9%	$750,000	9%	$750,000	10%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	853,750	11	853,750	11	853,750	11	853,750	11	853,750	11	853,750	11
Common shareholders’ equity attributable to PartnerRe	5,921,387	78	6,226,176	79	6,343,395	79	6,195,160	79	6,160,230	79	5,855,782	78
Total Capital	$7,588,521	100%	$7,893,310	100%	$8,010,529	100%	$7,862,294	100%	$7,827,364	100%	$7,522,916	100%

(1)
 PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.

(2)
PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Net cash (used in) provided by operating activities:
Underwriting operations	$77	$30	$44	$158	$240
Investment income	132	154	137	147	140
Taxes, foreign exchange and other (1)	(358)	(66)	(42)	(36)	(18)
Net cash (used in) provided by operating activities	$(149)	$118	$139	$269	$362

Net cash (used in) provided by operating activities	$(149)	$118	$139	$269	$362
Net cash (used in) provided by investing activities	(33)	56	115	(247)	84
Net cash used in financing activities	(44)	(100)	(123)	(215)	(99)
Effect of foreign exchange rate changes on cash	(10)	5	(30)	(13)	(36)
(Decrease) increase in cash and cash equivalents	(237)	79	101	(206)	311
Cash and cash equivalents - beginning of period	1,493	1,414	1,313	1,519	1,208
Cash and cash equivalents - end of period	$1,256	$1,493	$1,414	$1,313	$1,519

(1) Taxes, foreign exchange and other for the three months ended September 30, 2015 include the amalgamation termination fee and reimbursement of expenses paid to Axis Capital of $315 million.

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015	2014	2014	2013
Net cash provided by operating activities:
Underwriting operations	$151	$339	$497	$337
Investment income	423	458	606	637
Taxes, foreign exchange and other (1)	(467)	(214)	(250)	(147)
Net cash provided by operating activities	$107	$583	$853	$827

Net cash provided by operating activities	$107	$583	$853	$827
Net cash provided by (used in) investing activities	138	(2)	(250)	418
Net cash used in financing activities	(267)	(520)	(736)	(866)
Effect of foreign exchange rate changes on cash	(35)	(38)	(50)	(5)
(Decrease) increase in cash and cash equivalents	(57)	23	(183)	374
Cash and cash equivalents - beginning of period	1,313	1,496	1,496	1,122
Cash and cash equivalents - end of period	$1,256	$1,519	$1,313	$1,496

(1) Taxes, foreign exchange and other for the nine months ended September 30, 2015 include the amalgamation termination fee and reimbursement of expenses paid to Axis Capital of $315 million.

PartnerRe Ltd.
Consolidated Statements of Comprehensive (Loss) Income
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Net (loss) income attributable to PartnerRe	$(229,137)	$(88,909)	$245,917	$276,893	$196,398
Change in currency translation adjustment	(39,533)	8,101	(2,504)	(12,101)	1,412
Change in net unrealized gains or losses on investments, net of tax	(213)	(214)	(217)	(218)	(221)
Change in unfunded pension obligation, net of tax	1,163	(891)	(436)	(13,046)	989
Comprehensive (loss) income attributable to PartnerRe	$(267,720)	$(81,913)	$242,760	$251,528	$198,578

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015	2014	2014	2013
Net (loss) income attributable to PartnerRe	$(72,130)	$778,082	$1,054,974	$664,008
Change in currency translation adjustment	(33,936)	3,209	(8,892)	(31,778)
Change in net unrealized gains or losses on investments, net of tax	(644)	(668)	(886)	(918)
Change in unfunded pension obligation, net of tax	(164)	979	(12,067)	9,861
Comprehensive (loss) income attributable to PartnerRe	$(106,874)	$781,602	$1,033,129	$641,173

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended September 30, 2015
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$351	$153	$393	$57	$954	$314	$—	$1,268
Net premiums written	$335	$153	$391	$13	$892	298	$—	$1,190
Decrease in unearned premiums	73	33	13	99	218	4	—	222
Net premiums earned	$408	$186	$404	$112	$1,110	$302	$—	$1,412
Losses and loss expenses and life policy benefits	(182)	(122)	(224)	(28)	(556)	(248)	—	(804)
Acquisition costs	(137)	(50)	(112)	(10)	(309)	(38)	—	(347)
Technical result	$89	$14	$68	$74	$245	$16	$—	$261
Other income					—	3	—	3
Other expenses					(55)	(16)	(345)	(416)
Underwriting result					$190	$3	n/a	$(152)
Net investment income						15	102	117
Allocated underwriting result (1)						$18	n/a	n/a
Net realized and unrealized investment losses							(133)	(133)
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange losses							(22)	(22)
Income tax expense							(17)	(17)
Interest in losses of equity method investments							(3)	(3)
Net loss							n/a	$(229)
Loss ratio (2)	44.7%	65.8%	55.5%	24.9%	50.1%
Acquisition ratio (3)	33.4	26.9	27.7	8.7	27.8
Technical ratio (4)	78.1%	92.7%	83.2%	33.6%	77.9%
Other expense ratio (5)					4.9
Combined ratio (6)					82.8%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other expenses.

(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.

(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.

(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.

(5)	Other expense ratio is obtained by dividing other expenses by net premiums earned.

(6)	Combined ratio is defined as the sum of the technical ratio and the other expense ratio.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended September 30, 2014
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$372	$162	$432	$59	$1,025	$336	$—	$1,361
Net premiums written	$372	$164	$428	$55	$1,019	$325	$(1)	$1,343
Decrease in unearned premiums	52	38	20	98	208	6	—	214
Net premiums earned	$424	$202	$448	$153	$1,227	$331	$(1)	$1,557
Losses and loss expenses and life policy benefits	(247)	(123)	(279)	(39)	(688)	(272)	—	(960)
Acquisition costs	(106)	(56)	(105)	(17)	(284)	(38)	—	(322)
Technical result	$71	$23	$64	$97	$255	$21	$(1)	$275
Other (loss) income					(1)	2	1	2
Other expenses					(62)	(17)	(29)	(108)
Underwriting result					$192	$6	n/a	$169
Net investment income						14	104	118
Allocated underwriting result (1)						$20	n/a	n/a
Net realized and unrealized investment losses							(34)	(34)
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange gains							8	8
Income tax expense							(46)	(46)
Interest in earnings of equity method investments							5	5
Net income							n/a	$201
Loss ratio (2)	58.2%	61.1%	62.3%	25.2%	56.1%
Acquisition ratio (3)	24.9	27.6	23.5	11.7	23.1
Technical ratio (4)	83.1%	88.7%	85.8%	36.9%	79.2%
Other expense ratio (5)					5.0
Combined ratio (6)					84.2%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the nine months ended September 30, 2015
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$1,251	$630	$1,226	$370	$3,477	$972	$—	$4,449
Net premiums written	$1,207	$621	$1,153	$261	$3,242	$924	$—	$4,166
Increase in unearned premiums	(25)	(102)	(10)	(47)	(184)	(7)	—	(191)
Net premiums earned	$1,182	$519	$1,143	$214	$3,058	$917	$—	$3,975
Losses and loss expenses and life policy benefits	(650)	(362)	(593)	(38)	(1,643)	(748)	1	(2,390)
Acquisition costs	(341)	(139)	(307)	(17)	(804)	(102)	—	(906)
Technical result	$191	$18	$243	$159	$611	$67	$1	$679
Other income					—	4	3	7
Other expenses					(162)	(47)	(461)	(670)
Underwriting result					$449	$24	n/a	$16
Net investment income						45	297	342
Allocated underwriting result (1)						$69	n/a	n/a
Net realized and unrealized investment losses							(273)	(273)
Interest expense							(37)	(37)
Amortization of intangible assets							(20)	(20)
Net foreign exchange losses							(16)	(16)
Income tax expense							(83)	(83)
Interest in earnings of equity method investments							1	1
Net loss							n/a	$(70)
Loss ratio (2)	55.0%	69.8%	51.9%	17.8%	53.7%
Acquisition ratio (3)	28.8	26.8	26.8	8.1	26.3
Technical ratio (4)	83.8%	96.6%	78.7%	25.9%	80.0%
Other expense ratio (5)					5.3
Combined ratio (6)					85.3%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the nine months ended September 30, 2014
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$1,302	$682	$1,348	$412	$3,744	$951	$—	$4,695
Net premiums written	$1,291	$672	$1,250	$370	$3,583	$918	$(1)	$4,500
Increase in unearned premiums	(99)	(104)	(42)	(78)	(323)	(14)	—	(337)
Net premiums earned	$1,192	$568	$1,208	$292	$3,260	$904	$(1)	$4,163
Losses and loss expenses and life policy benefits	(747)	(319)	(749)	(38)	(1,853)	(740)	—	(2,593)
Acquisition costs	(299)	(162)	(283)	(34)	(778)	(111)	—	(889)
Technical result	$146	$87	$176	$220	$629	$53	$(1)	$681
Other income					1	6	5	12
Other expenses					(187)	(52)	(88)	(327)
Underwriting result					$443	$7	n/a	$366
Net investment income						45	320	365
Allocated underwriting result (1)						$52	n/a	n/a
Net realized and unrealized investment gains							273	273
Interest expense							(36)	(36)
Amortization of intangible assets							(21)	(21)
Net foreign exchange gains							11	11
Income tax expense							(186)	(186)
Interest in earnings of equity method investments							16	16
Net income							n/a	$788
Loss ratio (2)	62.6%	56.2%	62.1%	12.9%	56.8%
Acquisition ratio (3)	25.1	28.5	23.4	11.5	23.9
Technical ratio (4)	87.7%	84.7%	85.5%	24.4%	80.7%
Other expense ratio (5)					5.7
Combined ratio (6)					86.4%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Non-life segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015 (A)	2015	2015	2014	2014
Gross premiums written	$954	$1,098	$1,425	$923	$1,025
Net premiums written	$892	$1,009	$1,340	$917	$1,019
Net premiums earned	$1,110	$1,012	$936	$1,127	$1,227
Losses and loss expenses	(556)	(605)	(481)	(609)	(688)
Acquisition costs	(309)	(253)	(242)	(288)	(284)
Technical result	$245	$154	$213	$230	$255
Other income (loss)	—	—	—	2	(1)
Other expenses	(55)	(55)	(52)	(65)	(62)
Underwriting result	$190	$99	$161	$167	$192
Loss ratio (2)	50.1%	59.8%	51.4%	54.1%	56.1%
Acquisition ratio (3)	27.8	25.0	25.9	25.5	23.1
Technical ratio (4)	77.9%	84.8%	77.3%	79.6%	79.2%
Other expense ratio (5)	4.9	5.5	5.5	5.7	5.0
Combined ratio (6)	82.8%	90.3%	82.8%	85.3%	84.2%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(57.1) million and $(70.0) million, respectively, compared to the three months ended September 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Non-life segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015 (A)	2014	2014	2013
Gross premiums written	$3,477	$3,744	$4,667	$4,590
Net premiums written	$3,242	$3,583	$4,500	$4,427
Net premiums earned	$3,058	$3,260	$4,387	$4,235
Losses and loss expenses	(1,643)	(1,853)	(2,463)	(2,400)
Acquisition costs	(804)	(778)	(1,065)	(953)
Technical result	$611	$629	$859	$882
Other income	—	1	3	3
Other expenses	(162)	(187)	(252)	(259)
Underwriting result	$449	$443	$610	$626
Loss ratio (2)	53.7%	56.8%	56.1%	56.7%
Acquisition ratio (3)	26.3	23.9	24.3	22.5
Technical ratio (4)	80.0%	80.7%	80.4%	79.2%
Other expense ratio (5)	5.3	5.7	5.8	6.1
Combined ratio (6)	85.3%	86.4%	86.2%	85.3%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(193.5) million and $(181.1) million, respectively, compared to the nine months ended September 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
North America sub-segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015 (A)	2015	2015	2014	2014
Gross premiums written	$351	$427	$473	$340	$372
Net premiums written	$335	$401	$471	$338	$372
Net premiums earned	$408	$435	$339	$405	$424
Losses and loss expenses	(182)	(296)	(172)	(253)	(247)
Acquisition costs	(137)	(111)	(93)	(102)	(106)
Technical result	$89	$28	$74	$50	$71
Loss ratio (2)	44.7%	68.1%	50.7%	62.5%	58.2%
Acquisition ratio (3)	33.4	25.4	27.5	25.1	24.9
Technical ratio (4)	78.1%	93.5%	78.2%	87.6%	83.1%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	21%	31%	30%	26%	22%
Casualty	40	38	35	39	40
Credit/Surety	3	6	7	7	7
Motor	4	4	4	5	7
Multiline	6	8	10	8	6
Other	9	2	1	—	3
Property	17	11	13	15	15
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(2.8) million and $(4.1) million, respectively, compared to the three months ended September 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
North America sub-segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015 (A)	2014	2014	2013
Gross premiums written	$1,251	$1,302	$1,642	$1,601
Net premiums written	$1,207	$1,291	$1,630	$1,587
Net premiums earned	$1,182	$1,192	$1,597	$1,533
Losses and loss expenses	(650)	(747)	(1,000)	(975)
Acquisition costs	(341)	(299)	(401)	(351)
Technical result	$191	$146	$196	$207
Loss ratio (2)	55.0%	62.6%	62.6%	63.6%
Acquisition ratio (3)	28.8	25.1	25.1	22.9
Technical ratio (4)	83.8%	87.7%	87.7%	86.5%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	28%	28%	28%	30%
Casualty	37	37	37	37
Credit/Surety	5	7	7	3
Motor	4	5	4	4
Multiline	8	8	8	6
Other	4	2	2	5
Property	14	13	14	15
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(8.5) million and $(8.2) million, respectively, compared to the nine months ended September 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global (Non-U.S.) P&C sub-segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015 (A)	2015	2015	2014	2014
Gross premiums written	$153	$143	334	122	$162
Net premiums written	$153	$137	331	122	$164
Net premiums earned	$186	$159	174	200	$202
Losses and loss expenses	(122)	(121)	(119)	(119)	(123)
Acquisition costs	(50)	(36)	(52)	(60)	(56)
Technical result	$14	$2	3	21	$23
Loss ratio (2)	65.8%	75.9%	68.4%	59.4%	61.1%
Acquisition ratio (3)	26.9	23.2	30.1	29.9	27.6
Technical ratio (4)	92.7%	99.1%	98.5%	89.3%	88.7%
Distribution of Net Premiums Written by Major Lines of Business:
Casualty	8%	10%	10%	7%	7%
Motor	42	34	36	48	43
Property	50	56	54	45	50
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(19.9) million and $(26.0) million, respectively, compared to the three months ended September 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global (Non-U.S.) P&C sub-segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015 (A)	2014	2014	2013
Gross premiums written	$630	$682	$803	$818
Net premiums written	$621	$672	$794	$811
Net premiums earned	$519	$568	$768	$743
Losses and loss expenses	(362)	(319)	(438)	(373)
Acquisition costs	(139)	(162)	(222)	(196)
Technical result	$18	$87	$108	$174
Loss ratio (2)	69.8%	56.2%	57.0%	50.2%
Acquisition ratio (3)	26.8	28.5	28.9	26.4
Technical ratio (4)	96.6%	84.7%	85.9%	76.6%
Distribution of Net Premiums Written by Major Lines of Business:
Casualty	10%	9%	8%	9%
Motor	37	38	40	37
Property	53	53	52	54
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(73.0) million and $(66.7) million, respectively, compared to the nine months ended September 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global Specialty sub-segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015 (A)	2015	2015	2014	2014
Gross premiums written	$393	$406	$427	$448	$432
Net premiums written	$391	$400	$362	$446	$428
Net premiums earned	$404	$374	$365	$430	$448
Losses and loss expenses	(224)	(198)	(170)	(213)	(279)
Acquisition costs	(112)	(102)	(93)	(117)	(105)
Technical result	$68	$74	$102	$100	$64
Loss ratio (2)	55.5%	53.0%	46.7%	49.5%	62.3%
Acquisition ratio (3)	27.7	27.2	25.4	27.4	23.5
Technical ratio (4)	83.2%	80.2%	72.1%	76.9%	85.8%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	13%	13%	15%	12%	11%
Aviation/Space	9	13	11	15	13
Credit/Surety	15	13	14	14	16
Energy	4	3	4	5	5
Engineering	8	10	11	10	10
Marine	16	14	11	18	18
Multiline	12	11	12	8	8
Other	1	1	2	—	1
Specialty casualty	9	9	11	9	7
Specialty property	13	13	9	9	11
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(28.9) million and $(33.6) million, respectively, compared to the three months ended September 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global Specialty sub-segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015 (A)	2014	2014	2013
Gross premiums written	$1,226	$1,348	$1,797	$1,676
Net premiums written	$1,153	$1,250	$1,696	$1,579
Net premiums earned	$1,143	$1,208	$1,638	$1,506
Losses and loss expenses	(593)	(749)	(963)	(920)
Acquisition costs	(307)	(283)	(400)	(362)
Technical result	$243	$176	$275	$224
Loss ratio (2)	51.9%	62.1%	58.8%	61.1%
Acquisition ratio (3)	26.8	23.4	24.4	24.0
Technical ratio (4)	78.7%	85.5%	83.2%	85.1%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	13%	13%	13%	9%
Aviation/Space	11	11	13	13
Credit/Surety	14	17	16	19
Energy	4	4	4	5
Engineering	10	10	10	14
Marine	14	16	17	19
Multiline	11	8	8	3
Other	1	1	—	—
Specialty casualty	10	10	10	9
Specialty property	12	10	9	9
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(89.2) million and $(87.5) million, respectively, compared to the nine months ended September 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Catastrophe sub-segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015 (A)	2015	2015	2014	2014
Gross premiums written	$57	$122	191	13	$59
Net premiums written	$13	$71	176	11	$55
Net premiums earned	$112	$44	58	92	$153
Losses and loss expenses	(28)	10	(20)	(24)	(39)
Acquisition costs	(10)	(4)	(4)	(9)	(17)
Technical result	$74	$50	34	59	$97
Loss ratio (2)	24.9%	(21.5)%	33.7%	26.5%	25.2%
Acquisition ratio (3)	8.7	8.2	7.0	9.1	11.7
Technical ratio (4)	33.6%	(13.3)%	40.7%	35.6%	36.9%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(5.5) million and $(6.4) million, respectively, compared to the three months ended September 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Catastrophe sub-segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015 (A)	2014	2014	2013
Gross premiums written	$370	$412	$425	$495
Net premiums written	$261	$370	$380	$450
Net premiums earned	$214	$292	$384	$453
Losses and loss expenses	(38)	(38)	(62)	(132)
Acquisition costs	(17)	(34)	(42)	(44)
Technical result	$159	$220	$280	$277
Loss ratio (2)	17.8%	12.9%	16.1%	29.0%
Acquisition ratio (3)	8.1	11.5	11.0	9.7
Technical ratio (4)	25.9%	24.4%	27.1%	38.7%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(22.8) million and $(18.7) million, respectively, compared to the nine months ended September 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Life and Health segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015 (A)	2015	2015	2014	2014
Gross premiums written	$314	$334	$324	$314	$336
Net premiums written	$298	$313	$313	$302	$325
Net premiums earned	$302	$316	$299	$318	$331
Life policy benefits	(248)	(260)	(240)	(261)	(272)
Acquisition costs	(38)	(30)	(34)	(37)	(38)
Technical result	$16	$26	$25	$20	$21
Other income	3	—	1	2	2
Other expenses	(16)	(16)	(15)	(17)	(17)
Underwriting result	$3	$10	$11	$5	$6
Net investment income	15	16	14	16	14
Allocated underwriting result (1)	$18	$26	$25	$21	$20
Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	30%	26%	27%	25%	24%
Longevity	25	30	22	25	26
Mortality	45	44	51	50	50
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(30.2) million and $(30.9) million, respectively, compared to the three months ended September 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Life and Health segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015 (A)	2014	2014	2013
Gross premiums written	$972	$951	$1,265	$972
Net premiums written	$924	$918	$1,220	$964
Net premiums earned	$917	$904	$1,222	$957
Life policy benefits	(748)	(740)	(1,000)	(760)
Acquisition costs	(102)	(111)	(149)	(125)
Technical result	$67	$53	$73	$72
Other income	4	6	8	11
Other expenses	(47)	(52)	(68)	(71)
Underwriting result	$24	$7	$13	$12
Net investment income	45	45	60	61
Allocated underwriting result (1)	$69	$52	$73	$73
Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	27%	23%	23%	15%
Longevity	26	24	25	26
Mortality	47	53	52	59
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(80.7) million and $(79.9) million, respectively, compared to the nine months ended September 30, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Corporate and Other

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Technical result	$—	$—	$—	$1	$(1)
Other income	—	—	3	—	1
Corporate expenses - amalgamation termination fee and reimbursement of expenses	(315)	—	—	—	—
Corporate expenses - amalgamation related costs (1)	(7)	(9)	(31)	—	—
Corporate expenses - costs of restructuring (2)	—	—	—	(6)	(3)
Corporate expenses (3)	(23)	(50)	(27)	(35)	(26)
Net investment income	102	104	91	99	104
Net realized and unrealized investment (losses) gains	(133)	(256)	116	98	(34)
Interest expense	(12)	(12)	(12)	(12)	(12)
Amortization of intangible assets	(7)	(7)	(7)	(6)	(7)
Net foreign exchange (losses) gains	(22)	(6)	13	7	8
Income tax (expense) benefit	(17)	14	(80)	(53)	(46)
Interest in (losses) earnings of equity method investments	(3)	8	(4)	(1)	5

(1)
The amalgamation related costs relate to Axis and Exor transactions and consists of severance and transaction costs. During the three months ended September 30, 2015, June 30, 2015 and March 31, 2015, these costs had a per diluted share impact, pre-tax, of $0.15, $0.19 and $0.63, respectively.

(2)
The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the three months ended December 31, 2014 and the three months ended September 30, 2014, these costs predominantly comprised of facility exit costs. For the three months ended December 31, 2014 and the three months ended September 30, 2014, these costs had a per diluted share impact, pre-tax, of $0.11 and $0.07, respectively.

(3)
Corporate expenses for three months ended June 30, 2015 include $25 million, pre-tax, related to the negotiated earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc, or $0.53 per diluted share, pre-tax.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Corporate and Other

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015	2014	2014	2013
Technical result	$1	$(1)	$—	$8
Other income	3	5	5	3
Corporate expenses - amalgamation termination fee and reimbursement of expenses	(315)	—	—	—
Corporate expenses - amalgamation related costs (1)	(47)	—	—	—
Corporate expenses - costs of restructuring (2)	—	(5)	(11)	(58)
Corporate expenses (3)	(99)	(82)	(118)	(105)
Other expenses	—	(1)	(1)	(7)
Net investment income	297	320	420	423
Net realized and unrealized investment (losses) gains	(273)	273	372	(161)
Interest expense	(37)	(36)	(49)	(49)
Amortization of intangible assets	(20)	(21)	(27)	(27)
Net foreign exchange (losses) gains	(16)	11	18	(18)
Income tax expense	(83)	(186)	(239)	(49)
Interest in earnings of equity method investments	1	16	15	14

(1)
The amalgamation related costs relate to with Axis and Exor transactions and consists of severance and transaction costs. During the nine months ended September 30, 2015, these costs had a per diluted share impact, pre-tax, of $0.98.

(2)
The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the nine months ended September 30, 2014 and the year ended December 31, 2014, these costs predominantly comprised of facility exit costs. During the year ended December 31, 2013, these costs predominantly comprised of severance costs related to the Company's voluntary and involuntary termination plans, and to a lesser extent, facility exit costs. For the nine months ended September 30, 2014, the year ended December 31, 2014 and the year ended December 31, 2013, these costs had a per diluted share impact, pre-tax, of $0.10, $0.21, and $1.03, respectively.

(3)
Corporate expenses for nine months ended September 30, 2015 include $25 million, pre-tax, related to the negotiated earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc, or $0.53 per diluted share, pre-tax.

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	13%	12%	11%	12%
Motor	7	5	8	6	7
Multiline and other	8	6	6	5	5
Property	11	9	15	9	10
Specialty
Agriculture	10	13	12	12	10
Aviation/Space	3	4	2	6	4
Catastrophe	1	5	11	1	4
Credit/Surety	6	6	5	7	7
Energy	2	1	1	2	2
Engineering	3	3	2	4	3
Marine	5	4	2	6	6
Specialty casualty	3	3	3	3	2
Specialty property	4	4	2	3	4
Life and Health	25	24	19	25	24
	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	14%	13%	10%	10%	13%
Europe	35	33	43	38	39
Latin America, Caribbean and Africa	11	9	9	14	10
North America	40	45	38	38	38
	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Production Source:
Broker	72%	73%	69%	68%	69%
Direct	28	27	31	32	31
	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015	2014	2014	2013
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	12%	12%	12%
Motor	7	7	7	7
Multiline and other	7	5	5	4
Property	12	12	11	12
Specialty
Agriculture	12	12	12	11
Aviation/Space	3	3	4	4
Catastrophe	6	8	6	8
Credit/Surety	5	6	7	6
Energy	1	1	1	2
Engineering	3	3	3	4
Marine	4	5	5	6
Specialty casualty	3	3	3	3
Specialty property	3	3	3	3
Life and Health	22	20	21	18
	100%	100%	100%	100%
Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	12%	12%	11%	11%
Europe	37	40	40	40
Latin America, Caribbean and Africa	10	9	10	10
North America	41	39	39	39
	100%	100%	100%	100%
Distribution of Gross Premiums Written by Production Source:
Broker	71%	70%	69%	71%
Direct	29	30	31	29
	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:
North America
Non-Proportional	15%	14%	25%	11%	16%
Proportional	85	86	75	89	84
Total	100%	100%	100%	100%	100%
Global (Non-U.S.) P&C
Non-Proportional	10%	11%	34%	4%	12%
Proportional	90	89	66	96	88
Total	100%	100%	100%	100%	100%
Global Specialty
Non-Proportional	12%	15%	24%	10%	13%
Proportional	88	85	76	90	87
Total	100%	100%	100%	100%	100%
Catastrophe
Non-Proportional	96%	97%	97%	113%	97%
Proportional	4	3	3	(13)	3
Total	100%	100%	100%	100%	100%
Non-life total
Non-Proportional	18%	23%	36%	11%	19%
Proportional	82	77	64	89	81
Total	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015	2014	2014	2013
Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:
North America
Non-Proportional	18%	18%	16%	18%
Proportional	82	82	84	82
Total	100%	100%	100%	100%
Global (Non-U.S.) P&C
Non-Proportional	23%	25%	22%	21%
Proportional	77	75	78	79
Total	100%	100%	100%	100%
Global Specialty
Non-Proportional	17%	19%	17%	19%
Proportional	83	81	83	81
Total	100%	100%	100%	100%
Catastrophe
Non-Proportional	97%	97%	98%	98%
Proportional	3	3	2	2
Total	100%	100%	100%	100%
Non-life total
Non-Proportional	27%	28%	25%	28%
Proportional	73	72	75	72
Total	100%	100%	100%	100%

PartnerRe Ltd.
Investment Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	September 30,			June 30,			March 31,			December 31,			September 30,			December 31,
	2015			2015			2015			2014			2014			2013
Investments:
Fixed maturities
U.S. government	$2,148		15%	$2,282		16%	$2,241		15%	$2,277		15%	$2,160		14%	$1,599		11%
U.S. government sponsored enterprises	48		—	53		—	58		—	39		—	25		—	25		—
U.S. states, territories and municipalities	760		5	682		5	621		4	531		3	321		2	124		1
Non-U.S. sovereign government, supranational and government related	1,288		9	1,492		10	1,557		10	1,976		13	2,209		14	2,354		15
Corporates	5,366		37	5,510		37	5,495		37	5,604		37	5,706		37	6,049		40
Mortgage/asset-backed securities	3,416		24	3,331		23	3,440		23	3,492		23	3,530		24	3,442		23
Total fixed maturities	13,026		90	13,350		91	13,412		89	13,919		91	13,951		91	13,593		90
Short-term investments	101		1	19		—	20		—	25		—	37		—	14		—
Equities	1,004		7	1,007		7	1,320		9	1,057		7	1,001		7	1,221		8
Other invested assets	345		2	340		2	287		2	299		2	299		2	321		2
Total investments	$14,476		100%	$14,716		100%	$15,039		100%	$15,300		100%	$15,288		100%	$15,149		100%
Cash and cash equivalents	1,256			1,493			1,414			1,313			1,519			1,496
Total investments and cash	$15,732			$16,209			$16,453			$16,613			$16,807			$16,645
Maturity distribution:
One year or less	$548		4%	$239		2%	$257		2%	$313		2%	$401		3%	$378		3
More than one year through five years	4,152		32	4,703		35	4,694		35	5,169		37	5,279		38	5,057		37
More than five years through ten years	3,433		26	3,642		27	3,669		27	3,719		27	3,747		27	3,962		29
More than ten years	1,578		12	1,454		11	1,372		10	1,251		9	1,031		7	768		6
Subtotal	9,711		74	10,038		75	9,992		74	10,452		75	10,458		75	10,165		75
Mortgage/asset-backed securities	3,416		26	3,331		25	3,440		26	3,492		25	3,530		25	3,442		25
Total	$13,127		100%	$13,369		100%	$13,432		100%	$13,944		100%	$13,988		100%	$13,607		100%
Credit quality by market value:
AAA	10%			11%			10%			11%			12%			14%
AA	44			44			45			46			44			41
A	19			19			19			19			19			21
BBB	18			18			17			16			17			16
Below Investment Grade/Unrated	9			8			9			8			8			8
	100%			100%			100%			100%			100%			100%
Expected average duration (1)	3.5	Yrs		3.6	Yrs		3.5	Yrs		3.7	Yrs		3.5	Yrs		3.0	Yrs
Average yield to maturity at market (1)	2.8%			2.7%			2.3%			2.4%			2.3%			2.5%
Average credit quality	A			A			A			A			A			A
 (1) Includes funds holding fixed income securities that are classified with equities under generally accepted accounting principles in the United States.

PartnerRe Ltd.
Distribution of Corporate Bonds
(Expressed in thousands of U.S. dollars)
(Unaudited)

September 30, 2015
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,092,572	20.4%	6.9%	0.8%
Consumer noncyclical	797,984	14.9	5.1	0.2
Utilities	618,919	11.5	3.9	0.3
Communications	571,700	10.7	3.6	0.4
Industrials	482,551	9.0	3.1	0.2
Consumer cyclical	471,359	8.8	3.0	0.3
Energy	412,739	7.7	2.6	0.2
Insurance	307,611	5.7	2.0	0.2
Technology	139,111	2.6	0.9	0.2
Basic materials	132,480	2.5	0.8	0.1
Real estate investment trusts	124,179	2.3	0.8	0.1
Catastrophe bonds	93,505	1.7	0.6	0.1
Government guaranteed corporate debt	66,328	1.2	0.4	0.4
Longevity and mortality bonds	48,024	0.9	0.3	0.2
Diversified	7,218	0.1	0.1	—
Total Corporate bonds	$5,366,280	100.0%	34.1%
Finance sector - Corporate bonds
Banks	$639,228	11.9%	4.1%
Investment banking and brokerage	283,304	5.3	1.8
Financial services	117,482	2.2	0.7
Commercial and consumer finance	28,652	0.5	0.2
Other	23,906	0.5	0.1
Total finance sector - Corporate bonds	$1,092,572	20.4%	6.9%
	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$—	$105,517	$333,563	$182,044	$18,104	$639,228
Investment banking and brokerage	—	—	262,349	19,814	1,141	283,304
Financial services	—	99,451	11,630	4,908	1,493	117,482
Commercial and consumer finance	—	—	—	24,675	3,977	28,652
Other	—	—	—	23,906	—	23,906
Total finance sector - Corporate bonds	$—	$204,968	$607,542	$255,347	$24,715	$1,092,572
% of total	—%	19%	56%	23%	2%	100%
Concentration of investment risk
The top 10 Corporate bond issuers account for 15.1% of the Company’s total corporate bonds. The single largest issuer accounts for 2.3% of the Company’s total Corporate bonds.

PartnerRe Ltd.
Distribution of Equities
(Expressed in thousands of U.S. dollars)
(Unaudited)

	September 30, 2015
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Equities
Real estate investment trusts	$180,387	22.1%	1.2%	0.2%
Consumer noncyclical	115,462	14.1	0.7	0.1
Finance	101,111	12.4	0.6	0.1
Insurance	99,773	12.2	0.6	0.5
Energy	72,880	8.9	0.5	0.1
Industrials	64,073	7.8	0.4	0.1
Technology	53,780	6.6	0.3	0.1
Communications	45,592	5.6	0.3	—
Consumer cyclical	44,401	5.4	0.3	—
Utilities	24,616	3.0	0.2	—
Basic materials	15,881	1.9	0.1	—
Diversified	124	—	—	—
Total	$818,080	100.0%	5.2%

Mutual funds and exchange traded funds (ETFs)
Funds and ETFs holding equities	179,195		1.1
Funds holding fixed income securities	6,841		0.1
Total Equities	$1,004,116		6.4%
Concentration of investment risk
The single largest fund in funds and ETFs holding equities is a SPDR Equity Index ETF, which accounts for 10.6% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 27.5% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 8.8% of the Company’s total equities.

PartnerRe Ltd.
Distribution of Mortgage/Asset-Backed Securities (1)
(Expressed in thousands of U.S. dollars)
(Unaudited)
Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at September 30, 2015
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
U.S. Asset-Backed Securities	$—	$—	$133,578	$120,069	$94,482	$—	$418,681	$766,810
U.S. Collaterized Mortgage Obligations	—	2,301	2,775	—	—	—	1	5,077
U.S. Mortgage Backed Securities (MBS)	411,516	1,389,485	—	—	—	—	—	1,801,001
U.S. Commercial Mortgage Backed Securities (CMBS)	5,375	—	6,671	9,925	18,612	1,782	1,918	44,283
U.S. MBS Interest Only	29,400	74,485	3,537	—	—	—	13,970	121,392
	$446,291	$1,466,271	$146,561	$129,994	$113,094	$1,782	$434,570	$2,738,563
Non-U.S. Asset-Backed Securities	$—	$—	$159,239	$57,880	$58,198	$3,240	$37,222	$315,779
Non-U.S. Collaterized Mortgage Obligations	—	—	144,954	35,433	44,080	—	—	224,467
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	7,527	—	—	—	—	7,527
Non-U.S. Mortgage Backed Securities (MBS)	—	—	129,338	—	—	—	—	129,338
	$—	$—	$441,058	$93,313	$102,278	$3,240	$37,222	$677,111
Total mortgage/asset-backed securities	$446,291	$1,466,271	$587,619	$223,307	$215,372	$5,022	$471,792	$3,415,674
Corporate Securities	—	47,411	—	—	—	—	—	47,411
Total	$446,291	$1,513,682	$587,619	$223,307	$215,372	$5,022	$471,792	$3,463,085
% of total	13%	44%	17%	6%	6%	—%	14%	100%

(1)
In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $301.3 million and a carrying value of $2.2 million at September 30, 2015 within Other Invested Assets.

PartnerRe Ltd.
Other Invested Assets including Private Markets and Derivative Exposures
(Expressed in thousands of U.S. dollars)
(Unaudited)
Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	September 30, 2015					June 30, 2015		March 31, 2015
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives / Other	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$141,451	$—	$141,451	$—	$141,451	$116,963	$116,963	$100,058	$100,058
Principal Finance - Derivative Exposure Assumed (2)	—	(26,640)	(26,640)	42,458	15,818	(17,977)	24,507	(22,131)	20,373
Insurance-Linked Securities	—	8,523	8,523	195,188	203,711	(345)	205,630	(320)	205,360
Strategic Investments	221,661	—	221,661	—	221,661	231,654	231,654	210,562	210,562
Total other invested assets - Private Markets Exposure Assumed	363,112	(18,117)	344,995	237,646	582,641	330,295	578,754	288,169	536,353
Other (3)	8,621	(8,896)	(275)			9,972		(1,573)
Total other invested assets	$371,733	$(27,013)	$344,720			$340,267		$286,596

(1)
The total net exposures originated in Private Markets are $1,520 million at September 30, 2015 ($1,547 million and $1,548 million at June 30, 2015 and March 31, 2015, respectively). In addition to the net exposures listed above of $583 million at September 30, 2015 ($579 million and $536 million at June 30, 2015 and March 31, 2015, respectively), the Company has the following other net exposures originated in Private Markets:

•
Principal Finance: $668 million of assets listed under Investments - Fixed Maturities and $9 million listed under Investments - Equities for a total exposure of $834 million at September 30, 2015 ($822 million and $853 million at June 30, 2015 and March 31, 2015, respectively).

•
Insurance-Linked Securities: $146 million of bonds listed under Investments - Fixed Maturities and $5 million listed under Investment - Equities for a total exposure of $355 million at September 30, 2015 ($356 million and $348 million at June 30, 2015 and March 31, 2015, respectively).

•
Strategic Investments: $107 million of assets listed under Investments - Equities and $2 million of assets listed under Other Assets for a total exposure of $331 million at September 30, 2015 ($369 million and $347 million at June 30, 2015 and March 31, 2015, respectively).

(2)
The Company enters into interest rate swaps to mitigate notional exposure on certain fixed maturities and total return swaps. Accordingly, the notional value of these interest rate swaps is not presented in the table.

(3)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.
Funds Held - Directly Managed Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	September 30, 2015			June 30, 2015			March 31, 2015			December 31, 2014			September 30, 2014			December 31, 2013
Investments:
Fixed maturities
U.S. government	$111		27%	$110		26%	$107		25%	$105		22%	$104		22%	$108		19%
U.S. government sponsored enterprises	54		13	48		11	49		11	49		10	45		9	50		9
Non-U.S. sovereign government, supranational and government related	124		30	110		26	111		26	128		27	123		26	137		25
Corporates	108		26	137		32	145		33	177		38	192		40	249		44
Total fixed maturities	397		96%	405		95%	412		95%	459		97%	464		97	544		97
Short-term investments	6		1	7		2	11		2	—		—	—		—	2		—
Other invested assets	12		3	13		3	12		3	14		3	15		3	15		3
Total investments	$415		100%	$425		100%	$435		100%	$473		100%	$479		100%	$561		100%
Cash and cash equivalents	64			58			54			42			53			85
Total investments and cash	$479			$483			$489			$515			$532			$646
Accrued investment income	6			5			5			6			6			7
Other funds held assets/liabilities	111			107			99			88			112			133
Total funds held - directly managed	$596			$595			$593			$609			$650			$786
Maturity distribution:
One year or less	$64		16%	$85		21%	$71		17%	$77		16%	$87		19%	$89		16%
More than one year through five years	210		52	204		49	210		50	241		53	258		56	331		61
More than five years through ten years	108		27	123		30	142		33	141		31	117		25	109		20
More than ten years	21		5	—		—	—		—	—		—	2		—	17		3
Total	$403		100%	$412		100%	$423		100%	$459		100%	$464		100%	$546		100%
Credit quality by market value:
AAA	12%			11%			11%			12%			12%			13%
AA	67			66			66			64			64			58
A	14			16			16			17			17			22
BBB	7			7			7			7			7			7
	100%			100%			100%			100%			100%			100%
Expected average duration	3.7	Yrs		3.3	Yrs		3.3	Yrs		3.4	Yrs		3.1	Yrs		2.9	Yrs
Average yield to maturity at market	1.0%			1.1%			0.8%			1.0%			0.9%			1.2%
Average credit quality	AA			AA			AA			AA			AA			AA

PartnerRe Ltd.
Distribution of Corporate Bonds
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	September 30, 2015
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest single issuer as a percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$33,437	31.0%	7.0%	1.1%
Consumer noncyclical	16,907	15.7	3.5	1.0
Utilities	15,605	14.5	3.3	1.0
Energy	14,930	13.8	3.1	1.9
Communications	11,200	10.4	2.3	0.8
Industrials	4,067	3.8	0.8	0.7
Technology	3,851	3.6	0.8	0.8
Real estate investment trusts	3,206	3.0	0.7	0.7
Government guaranteed corporate debt	2,279	2.1	0.5	0.4
Basic materials	1,420	1.3	0.3	0.3
Consumer cyclical	924	0.8	0.2	0.2
Total Corporate bonds	$107,826	100.0%	22.5%
Finance sector - Corporate bonds
Banks	$25,085	23.3%	5.2%
Financial services	8,352	7.7	1.8
Total finance sector - Corporate bonds	$33,437	31.0%	7.0%
	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$16,087	$—	$8,998	$—	$25,085
Financial services	—	4,224	4,128	—	8,352
Total finance sector - Corporate bonds	$16,087	$4,224	$13,126	$—	$33,437
% of total	48%	13%	39%	—%	100%
Concentration of investment risk
The Top 10 corporate bond issuers account for 45.0% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 8.6% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Fixed maturities	$108,554	$109,749	$102,619	$109,468	$108,290
Short-term investments, cash and cash equivalents	288	151	140	190	216
Equities	8,818	10,385	5,915	6,720	11,999
Funds held and other	7,648	9,227	4,623	8,996	7,493
Funds held - directly managed	2,595	3,132	3,022	3,194	3,485
Investment expenses	(10,849)	(12,452)	(11,688)	(13,882)	(13,307)
Net investment income (1)	$117,054	$120,192	$104,631	$114,686	$118,176
Net realized investment (losses) gains on fixed maturities and short-term investments	$(3,095)	$12,597	$51,858	$26,699	$37,809
Net realized investment gains on equities	20,440	31,852	20,365	30,334	33,894
Net realized (losses) gains on other invested assets	(25,785)	(13,730)	(7,749)	(19,887)	7,019
Change in net unrealized (losses) gains on other invested assets	(12,473)	16,056	(21,640)	(11,843)	(6,538)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(19,375)	(253,918)	76,971	61,085	(75,537)
Change in net unrealized investment (losses) gains on equities	(94,869)	(45,523)	(7,016)	17,052	(31,093)
Net other realized and unrealized investment gains (losses)	—	3,286	—	(5,801)	575
Net realized and unrealized investment gains (losses) on funds held - directly managed	2,140	(6,354)	2,856	690	(549)
Net realized and unrealized investment (losses) gains	$(133,017)	$(255,734)	$115,645	$98,329	$(34,420)

(1)
Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended September 30, 2015, net investment income includes foreign exchange impacts of $(4.9) million compared to the three months ended September 30, 2014.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015	2014	2014	2013
Fixed maturities	$320,922	$333,946	$443,414	$446,299
Short-term investments, cash and cash equivalents	579	678	868	1,886
Equities	25,118	33,606	40,326	32,989
Funds held and other	21,498	24,196	33,192	34,215
Funds held - directly managed	8,749	10,647	13,841	20,502
Investment expenses	(34,989)	(38,063)	(51,945)	(51,524)
Net investment income (1)	$341,877	$365,010	$479,696	$484,367
Net realized investment gains on fixed maturities and short-term investments	$61,360	$94,036	$120,734	$118,575
Net realized investment gains on equities	72,657	68,399	98,733	75,217
Net realized (losses) gains on other invested assets	(47,264)	(799)	(20,686)	20,497
Change in net unrealized (losses) gains on other invested assets	(18,057)	(46,337)	(58,180)	56,652
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(196,322)	167,696	228,781	(525,787)
Change in net unrealized investment (losses) gains on equities	(147,408)	(14,447)	2,605	118,010
Net other realized and unrealized investment gains (losses)	3,286	2,177	(3,624)	(2,107)
Net realized and unrealized investment (losses) gains on funds held - directly managed	(1,358)	2,743	3,433	(21,792)
Net realized and unrealized investment (losses) gains	$(273,106)	$273,468	$371,796	$(160,735)

(1)
Comparisons of net investment income between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2015, net investment income includes foreign exchange impacts of $(13.6) million compared to the nine months ended September 30, 2014.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Fixed maturities	$2,622	$2,607	$2,809	$3,000	$3,128
Short-term investments, cash and cash equivalents	13	21	14	11	8
Other	136	637	368	399	527
Investment expenses	(176)	(133)	(169)	(216)	(178)
Net investment income	$2,595	$3,132	$3,022	$3,194	$3,485
Net realized investment gains (losses) on fixed maturities and short-term investments	$57	$(46)	$170	$194	$(32)
Net realized investment gains (losses) on other invested assets	243	(10)	146	53	—
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	1,831	(6,111)	2,358	946	(209)
Change in net unrealized investment gains (losses) on other invested assets	9	(187)	182	(503)	(308)
Net realized and unrealized investment gains (losses) on funds held - directly managed	$2,140	$(6,354)	$2,856	$690	$(549)

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015	2014	2014	2013
Fixed maturities	$8,038	$9,789	$12,789	$18,804
Short-term investments, cash and cash equivalents	48	48	59	1,246
Other	1,141	1,362	1,760	1,287
Investment expenses	(478)	(552)	(767)	(835)
Net investment income	$8,749	$10,647	$13,841	$20,502
Net realized investment gains on fixed maturities and short-term investments	$181	$1,766	$1,959	$6,021
Net realized investment gains on other invested assets	379	—	53	19
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(1,922)	991	1,938	(24,176)
Change in net unrealized investment gains (losses) on other invested assets	4	(14)	(517)	(3,656)
Net realized and unrealized investment (losses) gains on funds held - directly managed	$(1,358)	$2,743	$3,433	$(21,792)

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$9,549,398	$9,401,397	$9,745,806	$10,264,001	$10,399,775
Reinsurance recoverable at beginning of period	(202,839)	(196,981)	(214,349)	(249,338)	(244,543)
Net liability at beginning of period	9,346,559	9,204,416	9,531,457	10,014,663	10,155,232
Net incurred losses related to:
Current year	802,518	778,416	705,176	779,029	853,508
Prior years	(245,936)	(173,368)	(224,337)	(169,443)	(165,763)
	556,582	605,048	480,839	609,586	687,745
Change in reserve agreement (1)	—	—	13,108	(16,977)	—
Net losses paid	(518,556)	(533,577)	(471,676)	(882,812)	(513,127)
Effects of foreign exchange rate changes	(65,026)	70,672	(349,312)	(193,003)	(315,187)
Net liability at end of period	9,319,559	9,346,559	9,204,416	9,531,457	10,014,663
Reinsurance recoverable at end of period	202,666	202,839	196,981	214,349	249,338
Gross liability at end of period	$9,522,225	$9,549,398	$9,401,397	$9,745,806	$10,264,001
Breakdown of gross liability at end of period:
Case reserves	$3,875,962	$3,960,022	$3,975,276	$4,236,038	$4,420,406
Additional case reserves	194,265	220,023	229,363	253,890	321,607
Incurred but not reported reserves	5,451,998	5,369,353	5,196,758	5,255,878	5,521,988
Gross liability at end of period	$9,522,225	$9,549,398	$9,401,397	$9,745,806	$10,264,001
Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,437,238	$3,439,780	$3,317,662	$3,307,948	$3,541,332
Global (Non-U.S.) P&C	2,044,735	2,053,451	2,021,090	2,175,965	2,261,968
Global Specialty	3,685,691	3,676,958	3,620,345	3,769,758	3,924,377
Catastrophe	354,561	379,209	442,300	492,135	536,324
Gross liability at end of period	$9,522,225	$9,549,398	$9,401,397	$9,745,806	$10,264,001
Unrecognized time value of non-life reserves (2)	$430,596	$490,714	$369,059	$474,258	$603,499
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	93.2%	88.2%	98.1%	144.8%	74.6%
Non-life paid losses to net premiums earned ratio	46.7%	52.7%	50.4%	78.3%	41.9%
(1) The change in the reserve agreement is due to adverse (favorable) development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2) The unrecognized time value of non-life reserves represents the difference between the recorded gross/net liability for unpaid losses and loss expenses and the amount of gross/net liability for unpaid losses and loss expenses that would be recorded if the underlying unpaid losses and loss expenses were discounted. The unrecognized time value, or discount, in the non-life reserves is calculated by applying appropriate risk-free rates by currency and duration to the underlying unpaid losses and loss expenses.

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30,	September 30,	December 31,	December 31,
	2015	2014	2014	2013
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$9,745,806	$10,646,318	$10,646,318	$10,709,371
Reinsurance recoverable at beginning of period	(214,349)	(267,384)	(267,384)	(291,330)
Net liability at beginning of period	9,531,457	10,378,934	10,378,934	10,418,041
Net incurred losses related to:
Current year	2,286,111	2,343,953	3,122,981	3,118,755
Prior years	(643,641)	(490,970)	(660,413)	(721,499)
	1,642,470	1,852,983	2,462,568	2,397,256
Change in reserve agreement (1)	13,108	(8,435)	(25,412)	(49,544)
Net losses paid	(1,523,809)	(1,915,738)	(2,798,549)	(2,401,559)
Effects of foreign exchange rate changes	(343,667)	(293,081)	(486,084)	14,740
Net liability at end of period	9,319,559	10,014,663	9,531,457	10,378,934
Reinsurance recoverable at end of period	202,666	249,338	214,349	267,384
Gross liability at end of period	$9,522,225	$10,264,001	$9,745,806	$10,646,318
Breakdown of gross liability at end of period:
Case reserves	$3,875,962	$4,420,406	$4,236,038	$4,663,164
Additional case reserves	194,265	321,607	253,890	403,145
Incurred but not reported reserves	5,451,998	5,521,988	5,255,878	5,580,009
Gross liability at end of period	$9,522,225	$10,264,001	$9,745,806	$10,646,318
Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,437,238	$3,541,332	$3,307,948	$3,535,946
Global (Non-U.S.) P&C	2,044,735	2,261,968	2,175,965	2,444,129
Global Specialty	3,685,691	3,924,377	3,769,758	3,951,543
Catastrophe	354,561	536,324	492,135	714,700
Gross liability at end of period	$9,522,225	$10,264,001	$9,745,806	$10,646,318
Unrecognized time value of non-life reserves (2)	$430,596	$603,499	$474,258	$733,528
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	92.8%	103.4%	113.6%	100.2%
Non-life paid losses to net premiums earned ratio	49.8%	58.8%	63.8%	56.6%
(1) The change in the reserve agreement is due to adverse (favorable) development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2) The unrecognized time value of non-life reserves represents the difference between the recorded gross/net liability for unpaid losses and loss expenses and the amount of gross/net liability for unpaid losses and loss expenses that would be recorded if the underlying unpaid losses and loss expenses were discounted. The unrecognized time value, or discount, in the non-life reserves is calculated by applying appropriate risk-free rates by currency and duration to the underlying unpaid losses and loss expenses.

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Reconciliation of beginning and ending policy benefits for life and annuity contracts:
Gross liability at beginning of period	$2,087,369	$1,996,519	$2,050,107	$2,113,463	$2,127,412
Reinsurance recoverable at beginning of period	(36,752)	(29,247)	(29,495)	(25,433)	(23,703)
Net liability at beginning of period	2,050,617	1,967,272	2,020,612	2,088,030	2,103,709
Net incurred losses related to:
Current year	254,401	272,752	254,450	269,438	273,394
Prior years	(6,787)	(12,883)	(14,008)	(9,101)	(1,596)
	247,614	259,869	240,442	260,337	271,798
Net losses paid	(182,255)	(231,702)	(166,408)	(252,950)	(178,847)
Effects of foreign exchange rate changes	(31,692)	55,178	(127,374)	(74,805)	(108,630)
Net liability at end of period	2,084,284	2,050,617	1,967,272	2,020,612	2,088,030
Reinsurance recoverable at end of period	38,744	36,752	29,247	29,495	25,433
Gross liability at end of period	$2,123,028	$2,087,369	$1,996,519	$2,050,107	$2,113,463
Life value in force	$175,600	$146,100	$109,900	$145,100	$180,200

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30,	September 30,	December 31,	December 31,
	2015	2014	2014	2013
Reconciliation of beginning and ending policy benefits for life and annuity contracts:
Gross liability at beginning of period	$2,050,107	$1,974,133	$1,974,133	$1,813,244
Reinsurance recoverable at beginning of period	(29,495)	(7,022)	(7,022)	(20,684)
Net liability at beginning of period	2,020,612	1,967,111	1,967,111	1,792,560
Net incurred losses related to:
Current year	781,601	749,802	1,019,240	799,596
Prior years	(33,677)	(9,938)	(19,038)	(39,044)
	747,924	739,864	1,000,202	760,552
Net losses paid	(580,365)	(527,954)	(780,905)	(625,546)
Effects of foreign exchange rate changes	(103,887)	(90,991)	(165,796)	39,545
Net liability at end of period	2,084,284	2,088,030	2,020,612	1,967,111
Reinsurance recoverable at end of period	38,744	25,433	29,495	7,022
Gross liability at end of period	$2,123,028	$2,113,463	$2,050,107	$1,974,133
Life value in force	$175,600	$180,200	$145,100	$188,000

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Prior year net favorable (adverse) reserve development:
Non-life segment:
North America	$102,428	$43,701	$82,536	$76,235	$82,788
Global (Non-U.S.) P&C	38,457	10,224	18,031	27,999	29,404
Global Specialty	103,584	110,045	109,675	78,278	50,959
Catastrophe	1,467	9,398	14,095	(13,069)	2,612
Total Non-life net prior year reserve development	$245,936	$173,368	$224,337	$169,443	$165,763
Non-life segment:
Net prior year reserve development due to changes in premiums	$13,759	$(2,492)	$(3,540)	$(8,389)	$(11,215)
Net prior year reserve development due to all other factors (2)	232,177	175,860	227,877	177,832	176,978
Total Non-life net prior year reserve development	$245,936	$173,368	$224,337	$169,443	$165,763
Life and Health segment:
Net prior year reserve development due to GMDB (1)	$(2,348)	$5,626	$4,977	$3,481	$(329)
Net prior year reserve development due to all other factors (2)	9,135	7,257	9,031	5,620	1,925
Total Life and Health net prior year reserve development	$6,787	$12,883	$14,008	$9,101	$1,596

(1)
The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At September 30, 2015, a 10% increase in the referenced global equity market would have decreased reserves by approximately $2.0 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $2.4 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015	2014	2014	2013
Prior year net favorable (adverse) reserve development:
Non-life segment:
North America	$228,665	$174,707	$250,942	$222,839
Global (Non-U.S.) P&C	66,713	106,395	134,394	180,052
Global Specialty	323,304	179,418	257,696	227,383
Catastrophe	24,959	30,450	17,381	91,225
Total Non-life net prior year reserve development	$643,641	$490,970	$660,413	$721,499
Non-life segment:
Net prior year reserve development due to changes in premiums	$7,726	$(29,516)	$(37,940)	$(70,810)
Net prior year reserve development due to all other factors (2)	635,915	520,486	698,353	792,309
Total Non-life net prior year reserve development	$643,641	$490,970	$660,413	$721,499
Life and Health segment:
Net prior year reserve development due to GMDB (1)	$8,255	$3,683	$7,163	$26,617
Net prior year reserve development due to all other factors (2)	25,422	6,255	11,875	12,427
Total Life and Health net prior year reserve development	$33,677	$9,938	$19,038	$39,044

(1)
The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At September 30, 2015, a 10% increase in the referenced global equity market would have decreased reserves by approximately $2.0 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $2.4 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.
Natural Catastrophe Probable Maximum Losses (PMLs)
(Expressed in millions of U.S. dollars)
(Unaudited)
Single occurrence estimated net PML exposure (1)

		July 1, 2015		April 1, 2015		January 1, 2015		October 1, 2014		July 1, 2014
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)
U.S. Southeast	Hurricane	$533		$746		$765		$757		$757
U.S. Northeast	Hurricane	708		925		963		909		909
U.S. Gulf Coast	Hurricane	577		787		850		870		870
Caribbean	Hurricane	174		177		179		189		189
Europe	Windstorm	544		561		606		722		722
Japan	Typhoon	195		201		145		145		145
California	Earthquake	469	$588	637	$775	609	$730	588	$675	588	$675
British Columbia	Earthquake	199	379	214	390	223	414	204	391	204	391
Japan	Earthquake	377	421	390	437	393	440	427	481	427	481
Australia	Earthquake	236	350	246	357	305	415	367	495	367	495
New Zealand	Earthquake	161	205	165	196	194	229	218	279	218	279

(1) The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except per share data)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2015 (2)	2015 (2)	2015 (2)	2014	2014
Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning diluted book value per common share calculated with net (loss) income per share attributable to common shareholders (1)	(16.1)%	(6.8)%	15.1%	19.3%	13.2%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(8.1)	(14.4)	6.5	6.0	(2.5)
Annualized net foreign exchange losses, net of tax, on beginning diluted book value per common share (1)	(1.0)	(0.3)	(1.0)	(2.2)	(0.9)
Annualized net interest in (losses) earnings of equity method investments, net of tax, on beginning diluted book value per common share (1)	(0.1)	0.4	(0.2)	(0.1)	0.2
Annualized withholding tax on inter-company dividends, net of tax, on beginning diluted book value per common share (1)	—	—	—	(0.4)	—
Annualized amalgamation termination fee and reimbursement of expenses, on beginning diluted book value per common share (1)	(20.9)	—	—	—	—
Annualized operating return on beginning diluted book value per common share (1)	14.0%	7.5%	9.8%	16.0%	16.4%
Net (loss) income attributable to PartnerRe	$(229,137)	$(88,909)	$245,917	$276,893	$196,398
Less:
Net realized and unrealized investment (losses) gains, net of tax	(121,764)	(217,224)	100,311	82,128	(35,426)
Net foreign exchange losses, net of tax	(15,896)	(5,094)	(15,801)	(29,824)	(11,913)
Interest in (losses) earnings of equity method investments, net of tax	(2,244)	6,731	(3,313)	(1,810)	2,893
Withholding tax on inter-company dividends, net of tax	—	—	—	(6,125)	—
Amalgamation termination fee and reimbursement of expenses	(315,000)	—	—	—	—
Dividends to preferred shareholders	14,184	14,184	14,184	14,184	14,184
Operating earnings attributable to PartnerRe common shareholders	$211,583	$112,494	$150,536	$218,340	$226,660
Per diluted common share:
Net (loss) income attributable to PartnerRe common shareholders	$(5.08)	$(2.16)	$4.76	$5.26	$3.60
Less:
Net realized and unrealized investment (losses) gains, net of tax	(2.54)	(4.55)	2.06	1.64	(0.70)
Net foreign exchange losses, net of tax	(0.33)	(0.10)	(0.32)	(0.60)	(0.23)
Interest in earnings (losses) of equity method investments, net of tax	(0.05)	0.14	(0.07)	(0.03)	0.06
Amalgamation termination fee and reimbursement of expenses	(6.58)	—	—	—	—
Withholding tax on inter-company dividends, net of tax	—	—	—	(0.12)	—
Operating earnings attributable to PartnerRe common shareholders	$4.42	$2.35	$3.09	$4.37	$4.47
(1) Excluding preferred shares of $853,750 at January 1, 2015 and 2014.
(2) For the three months ended September 30, 2015, June 30, 2015 and March 31, 2015, expenses related to the Axis and Exor transactions, pre-tax, (see page 23) are $6,944, $9,008 and $30,880, or $0.15, $0.19 and $0.63 per diluted share, or 0.5%, 0.6% and 2.0% points on the annualized operating return on beginning diluted book value per common share, respectively. For the three months ended June 30, 2015, expense related to the earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc. was $25,223, or $0.53 per diluted share, or 1.7% points on the annualized operating return on beginning dividend book value per share. After-tax, operating earnings attributable to PartnerRe common shareholders adjusted to be before the Axis and Exor transaction related costs and earn-out consideration paid are $218,527, $146,725 and $181,416, or $4.57, $3.07 and $3.72 per diluted share, or 14.5%, 9.8% and 11.8% points on the annualized operating return on beginning diluted book value per common share, respectively.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except per share data)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2015	2014	2014	2013
Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning diluted book value per common share calculated with net income per share attributable to common shareholders (1)	(2.5)%	17.4%	17.9%	10.5%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(5.3)	4.8	5.1	(2.2)
Annualized net foreign exchange losses, net of tax, on beginning diluted book value per common share (1)	(0.8)	(0.4)	(0.8)	—
Annualized net interest in earnings of equity method investments, net of tax, on beginning diluted book value per common share (1)	0.1	0.3	0.2	0.2
Annualized loss on redemption of preferred shares, on beginning diluted book value per common share (1)	—	—	—	(0.2)
Annualized withholding tax on inter-company dividends, net of tax, on beginning diluted book value per common share (1)	—	—	(0.1)	—
Annualized amalgamation termination fee and reimbursement of expenses, on beginning diluted book value per common share (1)	(7.0)	—	—	—
Annualized operating return on beginning diluted book value per common share (1)	10.5%	12.7%	13.5%	12.7%
Net (loss) income attributable to PartnerRe	$(72,130)	$778,082	$1,054,974	$664,008
Less:
Net realized and unrealized investment (losses) gains, net of tax	(238,677)	204,125	286,252	(127,182)
Net foreign exchange (losses) gains, net of tax	(36,792)	(16,059)	(45,883)	2,521
Interest in earnings of equity method investments, net of tax	1,174	10,387	8,577	9,075
Withholding tax on inter-company dividends, net of tax	—	—	(6,125)	—
Amalgamation termination fee and reimbursement of expenses	(315,000)	—	—	—
Dividends to preferred shareholders	42,551	42,551	56,735	57,861
Operating earnings attributable to PartnerRe common shareholders	$474,614	$537,078	$755,418	$721,733
Per diluted common share:
Net (loss) income attributable to PartnerRe common shareholders	$(2.40)	$14.26	$19.51	$10.58
Less:
Net realized and unrealized investment (losses) gains, net of tax	(5.00)	3.95	5.60	(2.25)
Net foreign exchange (losses) gains, net of tax	(0.77)	(0.31)	(0.90)	0.04
Loss on redemption of preferred shares	—	—	—	(0.16)
Interest in earnings of equity method investments, net of tax	0.02	0.20	0.17	0.16
Amalgamation termination fee and reimbursement of expenses	(6.60)	—	—	—
Withholding tax on inter-company dividends, net of tax	—	—	(0.12)	—
Operating earnings attributable to PartnerRe common shareholders	$9.95	$10.42	$14.76	$12.79
(1) Excluding preferred shares of $853,750 at January 1, 2015 and 2014 and $893,750 at January 1, 2013.
(2) For the nine months ended September 30, 2015, expenses related to the Axis and Exor transactions, pre-tax, (see page 24) are $46,832 or $0.98 per diluted share, or 1.0% points on the annualized operating return on beginning diluted book value per common share, respectively. For the nine months ended September 2015, expense related to the earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc. was $25,223, or $0.53 per diluted share, or 0.6% points on the annualized operating return on beginning dividend book value per share. After-tax, operating earnings attributable to PartnerRe common shareholders adjusted to be before the amalgamation related costs and earn-out consideration paid are $546,669, or $11.46 per diluted share, or 12.1% points on the annualized operating return on beginning diluted book value per common share, respectively.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,
	2015	2015	2015	2014	2014	2013
Reconciliation of GAAP and non-GAAP measures:
Total shareholders’ equity	$6,777,349	$7,082,143	$7,254,828	$7,104,411	$7,066,256	$6,766,159
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	2,212	2,217	57,683	55,501	52,276	56,627
Common shareholders’ equity attributable to PartnerRe	5,921,387	6,226,176	6,343,395	6,195,160	6,160,230	5,855,782
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	93,869	98,499	103,276	105,652	109,327	120,900
Tangible book value	$5,371,138	$5,671,297	$5,783,739	$5,633,128	$5,594,523	$5,278,502
Common shares and common share equivalents outstanding	49,070,138	48,932,758	48,849,532	49,087,412	50,513,695	53,596,034
Equals:
Diluted tangible book value per common share	$109.46	$115.90	$118.40	$114.76	$110.75	$98.49

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,
	2015	2015	2015	2014	2014	2013
Reconciliation of GAAP and non-GAAP measures:
Total shareholders’ equity	$6,777,349	$7,082,143	$7,254,828	$7,104,411	$7,066,256	$6,766,159
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	2,212	2,217	57,683	55,501	52,276	56,627
Common shareholders’ equity attributable to PartnerRe	5,921,387	6,226,176	6,343,395	6,195,160	6,160,230	5,855,782
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	93,869	98,499	103,276	105,652	109,327	120,900
Tangible book value	5,371,138	5,671,297	5,783,739	5,633,128	5,594,523	5,278,502
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax (NURGL)	143,208	190,602	391,377	355,028	316,706	223,995
Book value excluding NURGL	$5,778,179	$6,035,574	$5,952,018	$5,840,132	$5,843,524	$5,631,787
Tangible book value excluding NURGL	$5,227,930	$5,480,695	$5,392,362	$5,278,100	$5,277,817	$5,054,507
Divided by:
Number of common shares and common share equivalents outstanding	49,070,138	48,932,758	48,849,532	49,087,412	50,513,695	53,596,034
Equals:
Diluted book value per common share excluding NURGL	$117.75	$123.34	$121.84	$118.97	$115.68	$105.08
Diluted tangible book value per common share excluding NURGL	$106.54	$112.00	$110.39	$107.52	$104.48	$94.31

PartnerRe Ltd.
Diluted Book Value per Common Share - Treasury Stock Method (1)
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,
	2015	2015	2015	2014	2014	2013
Basic book value per common share
Total shareholders’ equity	$6,777,349	$7,082,143	$7,254,828	$7,104,411	$7,066,256	$6,766,159
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	2,212	2,217	57,683	55,501	52,276	56,627
Common shareholders’ equity attributable to PartnerRe	$5,921,387	$6,226,176	$6,343,395	$6,195,160	$6,160,230	$5,855,782
Basic common shares outstanding	47,901,756	47,835,909	47,664,648	47,836,284	49,347,349	52,443,434
Basic book value per common share	$123.62	$130.16	$133.08	$129.51	$124.83	$111.66
Common shareholders’ equity attributable to PartnerRe	$5,921,387	$6,226,176	$6,343,395	$6,195,160	$6,160,230	$5,855,782
Basic common shares outstanding	47,901,756	47,835,909	47,664,648	47,836,284	49,347,349	52,443,434
Add:
Stock options and other	1,346,408	1,379,754	1,734,600	1,997,735	2,005,535	2,382,771
Restricted stock units	877,628	881,929	881,806	931,283	895,359	870,054
Less:
Stock options and other bought back via treasury stock method	1,055,653	1,164,834	1,431,522	1,677,890	1,734,548	2,100,225
Diluted common shares and common share equivalents outstanding	49,070,139	48,932,758	48,849,532	49,087,412	50,513,695	53,596,034
Diluted book value per common share	$120.67	$127.24	$129.86	$126.21	$121.95	$109.26

(1)
This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the three months ended September 30, 2015		As at and for the three months ended September 30, 2014
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$6,226	$127.24	$6,056	$118.96
Technical result	261	5.46	275	5.43
Other expenses	(101)	(2.11)	(108)	(2.12)
Net investment income	117	2.45	118	2.33
Amortization of intangible assets	(7)	(0.14)	(7)	(0.14)
Other, net	(11)	(0.24)	(15)	(0.32)
Operating income tax expense	(33)	(0.70)	(22)	(0.43)
Preferred dividends	(14)	(0.30)	(14)	(0.28)
Operating earnings	212	4.42	227	4.47
Net realized and unrealized investment (losses) gains, net of tax	(122)	(2.54)	(35)	(0.70)
Net foreign exchange losses, net of tax	(16)	(0.33)	(12)	(0.23)
Interest in earnings of equity method investments, net of tax	(2)	(0.05)	2	0.06
Amalgamation termination fee and reimbursement of expenses	(315)	(6.58)	—	—
Net (loss) income attributable to PartnerRe common shareholders	(243)	(5.08)	182	3.60
Common share dividends	(34)	(0.70)	(33)	(0.67)
Change in currency translation adjustment	(40)	(0.83)	1	0.03
Issuance (repurchase) of common shares, net	11	0.05	(47)	0.18
Change in other accumulated comprehensive income or loss, net of tax	1	0.02	1	0.02
Impact of change in number of common and common share equivalents outstanding	n/a	(0.03)	n/a	(0.17)
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$5,921	$120.67	$6,160	$121.95
Goodwill	(456)	(9.30)	(456)	(9.04)
Intangible assets, net of tax	(94)	(1.91)	(109)	(2.16)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,371	109.46	$5,595	$110.75

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the nine months ended September 30, 2015		As at and for the nine months ended September 30, 2014
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$6,195	$126.21	$5,856	$109.26
Technical result	679	14.22	681	13.20
Other expenses	(355)	(7.45)	(327)	(6.34)
Net investment income	342	7.16	365	7.08
Amortization of intangible assets	(20)	(0.43)	(21)	(0.41)
Other, net	(35)	(0.72)	(34)	(0.66)
Operating income tax expense	(93)	(1.94)	(84)	(1.62)
Preferred dividends	(43)	(0.89)	(43)	(0.83)
Operating earnings	475	9.95	537	10.42
Net realized and unrealized investment (losses) gains, net of tax	(239)	(5.00)	204	3.95
Net foreign exchange losses, net of tax	(37)	(0.77)	(16)	(0.31)
Interest in earnings of equity method investments, net of tax	1	0.02	11	0.20
Amalgamation termination fee and reimbursement of expenses	(315)	(6.60)	—	—
Net (loss) income attributable to PartnerRe common shareholders	(115)	(2.40)	736	14.26
Common share dividends	(100)	(2.10)	(102)	(2.01)
Change in currency translation adjustment	(34)	(0.71)	3	0.06
Repurchase of common shares, net	(24)	(0.67)	(333)	0.29
Change in other accumulated comprehensive income or loss, net of tax	(1)	(0.02)	—	0.01
Impact of change in number of common and common share equivalents outstanding	n/a	0.36	n/a	0.08
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$5,921	$120.67	$6,160	$121.95
Goodwill	(456)	(9.30)	(456)	(9.04)
Intangible assets, net of tax	(94)	(1.91)	(109)	(2.16)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,371	109.46	$5,595	$110.75

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the year ended December 31, 2014		As at and for the year ended December 31, 2013
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$5,856	$109.26	$6,040	$100.84
Technical result	932	18.21	962	17.06
Other expenses	(450)	(8.79)	(500)	(8.87)
Net investment income	480	9.37	484	8.58
Amortization of intangible assets	(27)	(0.53)	(27)	(0.48)
Other, net	(40)	(0.77)	(47)	(0.85)
Operating income tax expense	(83)	(1.62)	(92)	(1.63)
Preferred dividends	(57)	(1.11)	(58)	(1.02)
Operating earnings	755	14.76	722	12.79
Net realized and unrealized investment gains (losses), net of tax	286	5.60	(127)	(2.25)
Net foreign exchange (losses) gains, net of tax	(46)	(0.90)	2	0.04
Loss on redemption of preferred shares	—	—	(9)	(0.16)
Interest in earnings of equity method investments, net of tax	9	0.17	9	0.16
Withholding tax on inter-company dividend, net of tax	(6)	(0.12)	—	—
Net income attributable to PartnerRe common shareholders	998	19.51	597	10.58
Common share dividends	(134)	(2.68)	(142)	(2.56)
Change in currency translation adjustment	(9)	(0.17)	(32)	(0.56)
Repurchase of common shares, net	(503)	0.55	(616)	0.84
Preferred share issuance costs	—	—	(9)	(0.15)
Recognition of loss on redemption of preferred shares	—	—	9	0.16
Change in other accumulated comprehensive income or loss, net of tax	(13)	(0.25)	9	0.16
Impact of change in number of common and common share equivalents outstanding	n/a	(0.01)	n/a	(0.05)
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,195	$126.21	$5,856	$109.26
Goodwill	(456)	(9.30)	(456)	(8.51)
Intangible assets, net of tax	(106)	(2.15)	(121)	(2.26)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,633	$114.76	$5,279	$98.49